UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2012

Outdoor Channel Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17287	33-0074499
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

43445 Business Park Drive, Suite 103, Temecula, California		92590
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	951.699.6991

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Performance Goals

As previously disclosed, Outdoor Channel Holdings, Inc. (the "Company") entered into Employment Agreements with the following executive officers: Thomas E. Hornish (Exhibit 99.3 to the Company's Form 8-K filed with the SEC on January 26, 2012), Thomas D. Allen (Exhibit 99.3 to the Form 8-K filed on July 1, 2010, as last amended pursuant to the amendment included as Exhibit 99.1 to the Company’s Form 8-K filed on February 8, 2012), Catherine C. Lee (Exhibit 99.3 to the Company’s Form 8-K filed on February 2, 2012 ) and Douglas J. Langston (Exhibit 99.2 to the Company's Form 8-K filed on July 1, 2010).

Under the terms of the employment agreements referenced above, our executive officers will be eligible to receive an annual cash incentive payable for the achievement of performance goals established by the compensation committee of the board of directors of the Company.

On April 10, 2012, our compensation committee of the board of directors approved and adopted both corporate and individual performance goals for the year ending December 31, 2012, or Fiscal 2012, for each of Thomas E. Hornish, Thomas D. Allen, Catherine C. Lee and Douglas J. Langston. The corporate performance targets for Fiscal 2012 that were approved for determining whether any cash bonuses are to be paid to these executives for performance, and if so, the amount of such bonuses, relate to achieving targeted revenues and profitability. The individual performance goals that were approved were tailored for each executive officer and relate to the following categories: (i) achieving subscriber growth; (ii) achieving viewing household growth; (iii) ensuring legal and financial compliance and reporting; (iv) identifying and implementing expense savings; (v) hiring and retaining key employees; and (vi) providing leadership and creating a working environment that fosters passion, teamwork and agility within the organization. The performance thresholds and targets for each of the executives vary in detail and subject matter. For Fiscal 2012, the compensation committee also retains the right to pay these executives a fully discretionary bonus, up to a specified maximum amount.

Amendment to T. Hornish Amended and Restated Employment Agreement

On April 10, 2012, we amended Thomas E. Hornish’s Amended and Restated Employment Agreement (previously disclosed as Exhibit 99.3 to the Company's Form 8-K filed with the SEC on January 26, 2012). The amendment (the "Amendment") is effective as of April 10, 2012 and increases Mr. Hornish’s base salary from $450,000 to $462,000.

The Amendment is attached to this filing as Exhibit 99.1, and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Channel Holdings, Inc.

April 11, 2012	By:	Catherine C. Lee

Name: Catherine C. Lee
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Amendment dated April 10, 2012 to Thomas E. Hornish Amended and Restated Employment Agreement